Exhibit 10.12

PARTICIPATION AGREEMENT (1.24(D))

[Volume Submitter Adoption Agreement]

[Note: Each Participating Employer must execute a separate Participation Agreement, the terms of which control as to that Participating Employer.  If the Plan is a Multiple Employer Plan under Article XII, a Participating Employer may be a Related Employer or an Employer which is not a Related Employer.  Under a Multiple Employer Plan, if the Lead Employer will contribute to the Plan for its own Employees, the Lead Employer should execute a Participation Agreement.  See Section 12.02(B).]

Agreement as to Signatory/Lead Employer control. The undersigned Related Employer (or non-Related Employer if this Plan is a Multiple Employer Plan), by executing tis Participation Agreement, elects to become a Participating Employer in the Plan identified in the foregoing Adoption Agreement.  The Participating Employer accepts, and agrees to be bound by, all of the Elections as made by the Signatory/Lead Employer except as otherwise indicated below. The Participating Employer also hereby consents to the Signatory/Lead Employer’s sole authority (without further signature or other action by the Participating Employer) to amend, to restate or to terminate the Plan, to terminate the Participating Employer’s participation in the Plan, and to take certain other actions, in accordance with Sections 1.24(A) and 12.11 as applicable.

Plan Status (Choose one.):

[ ]	New Plan.
[X]	Restated Plan.

Initial Effective Date of Plan.    (enter date)

[X]	September 25, 1972 (hereinafter called the “Effective Date” unless Restatement Effective Date is entered below)

Restatement Effective Date.    (If this in an amendment and restatement, enter effective date of the restatement.)

[X]

January 1, 2017 (enter month day, year; may enter a restatement date that is the first day of the current Plan Year.  The Plan contains appropriate retroactive effective dates with respect to provisions for the appropriate laws.) (hereinafter called the “Effective Date”)

[Note:  Unless otherwise noted, if the Participating Employer is adopting this Plan as a PPA restated Plan, the restated Effective Date is the date specified in Election 4 on the Adoption Agreement or the Participating Employer’s original Effective Date, whichever is later.  Where the Participating Employer is restating its Plan, the Participating Employer may wish to execute this Participation Agreement even if the prior version of the Plan accorded to the Signatory/Lead Employer the authority to make Plan amendments on behalf of Participating Employers without Participating Employer signature or approval.]

Different elections or special Effective Dates.    (Choose one.):

[X]	None. There are no different elections or special Effective Dates which apply to the Participating Employer.

[Note:  The Employer should elect “none” above only if the Adoption Agreement elections and Effective Dates (other than the above Effective Dates in this Participation Agreement) are the same for the Participating Employer and the Signatory/Lead Employer.  If different elections or Effective Dates apply, the Employer should elect “applies” below.]

Election number	Applies	Does not apply	Completion of elections blanks (as necessary)	Effective Date
	[ ]	[ ]
	[ ]	[ ]

Participating Employer:	Milkco, Inc.
Date:	3/2/17
Signed:	/s/ Keith Collins
Keith Collins / President
[print name/title]

Participating Employer’s TIN:	56-1341381

Acceptance by Signatory/Lead Employer and Trustee Custodian.

Signatory Lead Employer:	Ingles Markets, Incorporated	Trustee(s)/Custodians:	Wells Fargo Bank, N.A.
Date:	03/20/2017	Date:
Signed:	/s/ James Lanning	Signed:
James Lanning/ President & CEO
	[print name/title]		[print name/title]

		Trustee(s)/Custodians:	Robert Ingle, II
		Date:	03/20/2017
		Signed:	/s/ Robert P. Ingle, II
Robert P. Ingle, II/ Chairman of the Board
[print name/title]

		Trustee(s)/Custodians:	James Lanning
		Date:	03/20/2017
		Signed:	/s/ James Lanning
James Lanning/ President and CEO
[print name/title]

		Trustee(s)/Custodians:	Ronald Freeman
		Date:	03/20/2017
		Signed:	/s/ Ronald Freeman
Ronald Freeman/ Chief Financial Officer
[print name/title]

ADOPTING RESOLUTION

The undersigned authorized representative of Milkco, Inc. (the Employer) hereby certifies that the following resolutions were duly adopted by the Employer on 3/2/17, and that such resolutions have not been modified or rescinded as of the date hereof:

RESOLVED, that the form of the Participation Agreement of Milkco, Inc., a Participating Employer, which evidences the adoption of the amended 401(k) Profit Sharing Plan and Trust sponsored by Ingles Markets, Incorporated, the Signatory/Lead Employer, is hereby approved and adopted and that an authorized representative of the Participating Employer is hereby authorized and directed to execute and deliver to the Administrator of the Plan one or more counterparts of the Participation Agreement.

RESOLVED, that the Signatory/Lead Employer retains sole authority to amend, to restate or to terminate the Plan, to terminate the Participating Employer’s participation in the Plan, and to take certain other actions, accordance with Section 1.24(A),without further signature or other action by the Participating  Employer.

Participating Employer:	Milkco, Inc.
Date:	3/2/17
Signed:	/s/ Keith Collins
Keith Collins / President
[print name/title]